Patrick Industries, Inc. Investor Presentation June 2019

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward- looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Highlights & Overview

Company Snapshot Founded in 1959 Key component manufacturer and supplier to the RV, Marine, Housing and Industrial Markets Headquartered in Elkhart, Indiana 2019 LTM Operates coast-to-coast in the U.S. revenue of and in Canada, China and $2.3B the Netherlands Listed on the NASDAQ under 8,200 team members ticker PATK Acquired 57 companies in our core markets since 2010 2017 Acquisition Highlights 2018 Acquisition Highlights 2010 - 2018 Acquisition Highlights 7 acquisitions 9 acquisitions 42 acquisitions 13 companies 13 companies 57 companies $249MM purchase price $338MM purchase price $997MM purchase price $309MM annualized revenues $568MM annualized revenues $1,573MM annualized revenues 4

Market Platform Sales Composition 2017 2018 Q1 2019 RV – 69% RV – 63% RV – 56% Marine – 7% Marine – 12% Marine – 15% MH – 13% MH – 12% MH – 17% Industrial – 11% Industrial – 13% Industrial – 12% Lifestyle & Leisure Travel Trailer, Fifth Wheel, Folding Pontoon, Fiberglass, Trailer, Class A, B, C Ski & Wake, Aluminum RV Marine 56% 15% of Q1 2019 sales of Q1 2019 sales MH Industrial 17% 12% of Q1 2019 sales of Q1 2019 sales Manufactured Housing, Modular Residential Housing, Commercial Housing, Modular Structure Fixtures, Institutional Furniture Housing & Industrial 5

Patrick Facility Profile Nationwide Network  Strategically aligned with OEM customers  Operates various manufacturing facilities and distribution centers Geographic concentration of RV, MH & Marine Geographic concentration of RV, MH & Industrial Geographic concentration of MH & Marine Headquarters Facility Geographic concentration of MH & Industrial *There is one manufacturing facility located in China, one distribution center in the Netherlands, and one distribution center in Canada. 6

Markets Served & Trends

Economic Fundamentals Solid trends in macro economic fundamentals signal a continued positive outlook in our industries, albeit we need to stay wary of the volatile economic and political environment which has impacted our markets. Economic Fundamentals Good Caution Unemployment Rate Interest Rates Housing Starts Fuel Prices Consumer Confidence 3.6% ending rate in April 2019 Credit Availability Wages & Employment Car & Truck Sales Consumer Confidence Dealer Inventories Consumer Debt Political Environment 8%1% increase increase May 2019 ytd Demographics In 2018 Tariffs Sources: U.S. Census, Conference Board 8

Demographic Trends Across End Markets Favorable Demographic Trends – Lifestyle & Leisure  Active, outdoor lifestyle continuing to grow, allowing more time spent with family and friends and gain better access to nature  Improved consumer savings levels for discretionary spend items such as RVs and recreational boating  Significant number of “Baby Boomers” entering retirement age over the next 15 years  Increased participation by millennials and ethnically diverse families  New, younger buyers and emergence of incremental repeat buyers in channel  Improved connectivity while traveling reduces barriers to leisure lifestyle and outdoor activities  Continued innovation driving new design / features at all price points Favorable Demographic Trends – Housing & Industrial  Innovative high-quality, affordable homes with excellent alternative to the traditional “stick-built” home  Pent-up demand and need for quality, affordable housing providing continued runway in manufactured and new residential housing markets  Growing population of first time home buyers as well as those looking to downsize  Lack of “stick-built” housing contractors and sub-contractors  Attractiveness of single-family manufactured housing option 9

Population Demographic Trend A key trending population demographic in the industries we serve began to increase in 2017 indicating future market upside potential in all of our markets. 50,000 Key population demographic begins to decline 48,000 Key population demographic is poised to return to growth after a 14 46,000 year decline 44,000 42,000 40,000 38,000 36,000 2000 2001 2027 2028 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2029 2030 US population age 35-44 (000's) Sources: Euromonitor, BofA Merrill Lynch Global Research 10

Industry Trends RV Market Favorable Industry Trends Influx of younger, more diverse campers continue to build momentum for the North American outdoor, leisure lifestyle 79 million household campers in the U.S. 7 million new campers have started camping since 2014 83 million millennials in the U.S. 41% of all campers are millennials 23% (19 million) call themselves highly-likely RV buyers 72% growth in campers who camp three or more times per year (2014-2018) 70% of campers traveled within 150 miles of home (31% less than 50 miles from home) Source: 2019 KOA North American Camping Report; RVIA 11

Industry Outlook RV Market (shipments in thousands) RV Wholesale Unit Shipments +29% 505 484 9/11 Attacks 431 +22% 391 384 374 370 353 Gulf War +24% Residential 357 321 Housing Crisis 311 321 321 293 +21% 286 259 255 300 247 248 242 228 237 216 257 252 203 188 173 163 166 1990 1993 1996 1999 2002 2005 2008 2011 2013 2014 2016 1988 1989 1991 1992 1994 1995 1997 1998 2000 2001 2003 2004 2006 2007 2009 2010 2012 2015 2017 2018 2019F Consumer Confidence RV Annual Shipments RV shipments declined YoY in 2018 for the first time since the economic downturn of 2009, coming off eight years of consecutive growth, which ended 29% higher than the last peak in 2006. While the RV industry has been recalibrating its inventory over the past 12 months, we believe current demographic indicators, overall economic conditions, and resilience and strength of the leisure lifestyle all point towards continued solid end market demand. RV Shipments Source: 1990 – 2019F RVIA; Consumer Confidence Index: The Conference Board 12

RV Market

RV Retail & Inventories



RV Shipments Change YoY
Wholesale +5%
Retail +13%
Wholesale +15%
Retail +11%
Wholesale +17%
Retail +13%
Wholesale -4%
Retail +4%
Q1 Wholesale -27%
Q1E Retail - MSD
Q2E Wholesale - MDD
Q2E Retail - MSD
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019E
Q2-2019E
Retail
Wholesale
Dealer Inventory
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19E
Q2-19E
Inventory Turns
Weeks on Hand

Source: RV wholesale shipments: RVIA; Retail shipments: SSI; Q1E/Q2E Company Estimates

2019 Trends

- Retail continuing to outpace wholesale
- Reduced dealer inventories and weeks on hand (Q2-19E weeks on hand down 4.4 weeks vs. prior 4 year Q2 average)

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RV Content per Unit RV Market $8,000 RV Content per Unit 30% increase (Calculated on a TTM basis) $3,131 $2,414 $2,063 $1,847 $1,617 RV Product Categories TOWABLE MOTORIZED Travel Trailer Fifth Wheel Class A Class B & C ASP $22,000 ASP $50,800 ASP $160,900 ASP $97,700 • 88% of all wholesale shipments • 12% of all wholesale shipments • 62% of retail value of shipments • 38% of retail value of all shipments Total Retail Value of Shipments in 2017 - $20 billion Source: RVIA 2017 Industry Profile (travel trailer stats include camping trailer and truck campers); *100% market share in existing products would yield the ‘Total Potential’ content per unit amount 14

Industry Trends Marine Market Favorable Industry Trends Increased outdoor lifestyle and core recreational boater demand $10.5 Billion retail sales of new powerboats in 2018 36% (142 million) of U.S. adult population participated in recreational boating in 2017 12 million registered boats in the U.S. in 2017 25 years average age of a boat on the water 1 million expected number of boats to be retired over next 4 years (2018-2022) Source: National Marine Manufacturers Association (NMMA) 15

U.S. Marine Outlook Marine Market Industry Volume 600,000 500,000 Average age of a used boat is approximately 25 years 400,000 300,000 1965-1991 Average 401,000 200,000 1992-2006 Average 306,000 100,000 - 1967 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 2018 1965 1966 1968 1969 1971 1972 1974 1975 1977 1978 1980 1981 1983 1984 1986 1987 1989 1990 1992 1993 1995 1996 1998 1999 2001 2002 2004 2005 2007 2008 2010 2011 2013 2014 2016 2017 2019F The U.S. marine market continues its recovery with the potential for a long runway of slow and steady growth with leisure lifestyle attractiveness and an aging inventory of used boats Source: NMMA (traditional powerboat retail excluding jet boats and PWC); 2019F Company Estimate 16

Marine Content per Unit Marine Market $7,500 Patrick Marine Content per Powerboat Retail Unit (Calculated on a TTM Basis) 118% increase $1,490 $683 $218 $116 Marine Powerboat Product Categories Our products are primarily used in the traditional powerboat market which we view as the following four categories: Pontoon Ski & Wake Fiberglass Aluminum ASP $36,500 ASP $97,200 ASP $69,100 ASP $21,800 27% of market 5% of market 37% of market 31% of market U.S. expenditures on boats, engines and accessories totaled $39 billion in 2017 Source: NMMA 2017 Statistical Abstract; *100% market share in existing products would yield the ‘Total Potential’ content per unit amount 17

Industry Trends MH Market Favorable Industry Trends Excellent alternative to the traditional “stick” built home 9 million households with 22 million people living in manufactured homes 80% of all new homes sold under $150,000 are MH $49 per sq. ft. average structure cost compared to $107 for a single family home $70,600 average MH retail price for 1,446 sq. ft. (home only) Source: Manufactured Housing Institute (MHI) 18

Industry Outlook MH Market (shipments in thousands) 193 MH Wholesale Unit Shipments 168 147 131 131 118 99 96 93 97 82 81 71 60 64 50 50 52 55 MH Units MH % of Single Family Home Starts The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crisis. We believe, however, that there is pent-up demand and significant upside potential for this market based on current demographic trends, including multi-family housing capacity and improving consumer credit and financing conditions, among other factors. Source: 1990-2018: MHI, NAHB; 2019F Company Estimate 19

MH Content per Unit MH Market MH Content Per Unit (Calculated on a TTM basis) 43% increase $8,500 $3,415 $2,382 $2,015 $1,718 $1,787 Single-Section Homes Multi-Section Homes 50% of 2017 market 50% of 2017 market Avg. Sales Price (2016): $47,000 Avg. Sales Price (2016): $90,000 Source: MHI / IBTS *100% market share in existing products would yield the ‘Total Potential’ content per unit amount 20

Industry Trends Industrial Market Favorable Industry Trends Housing starts are well below the prior peak and there continues to be pent-up demand, providing continued runway in the new housing market 60% of Patrick’s Industrial sales are linked to the residential housing market 4% increase in single-family housing starts in 2018 vs. prior year 40% of Patrick’s Industrial sales are linked to the non-residential housing market which includes: big box retail, retail & commercial fixtures and high rise, office, hospitality, schools & universities Source: U.S. Census, NAHB 21

Industry Outlook Industrial Market Diversification and Annual New Housing Starts (starts in thousands) Adjacent Markets Leverage our 2,500 manufacturing and distribution 2,000 capabilities, geographic footprint 1,500 and product expertise to 1,000 penetrate adjacent markets and 500 identify new sales channels 0 1990 1991 1992 1993 1997 1998 1999 2000 2001 2002 2007 2008 2009 2010 2011 2016 2017 2018 1994 1995 1996 2003 2004 2005 2006 2012 2013 2014 2015 2019F The housing market continues to grow at a steady pace, providing ample runway for us to capitalize on by leveraging our product expertise and continuing to acquire and bring new products to the industrial markets and geographic regions Sources: New Housing Starts - U.S. Census Bureau; 2019F Company Estimate 22

Source: U.S. NAHB, U.S. Census, Source: MHI GrowingHousing Demand 1990 75% 25% 1990 1991 83% 17% – 2000 2000 25% Average= 1992 86% 14% 1993 87% 13% 1994 82% 18% 1995 79% 21% 1990 1996 79% 21% Total Starts Housing New – 1997 77% 23% 2007 1.5MM Average= 1998 79% 21% 1999 79% 21% Single FamilySingle 2000 78% 22% 2001 79% 21% 2008 2002 80% 20% – 2018 2018 11% Average= 2003 81% 19% 2004 82% 18% 2005 83% 17% 2006 81% 19% Multi FamilyMulti 2007 77% 23% 2008 69% 31% 2009 80% 20% approximately 11% of new approximatelynew 11%of single estimated estimated housing demand, MH family starts, based housing on If MH shipments MH If shipments continue at units could exceed units could exceed 150,000 2010 80% 20% 2011 71% 29% 2012 69% 31% 2012 2013 67% 33% – 2018 2018 1.1MM Average= MH Market 2014 65% 35% 2015 64% 36% 2016 67% 33% 2017 71% 29% 2018 70% 30% 23

Growth Initiatives & Capital Allocation Strategy

Capital Allocation Strategy Our capital allocation strategy is centered around the utilization of a balanced disciplined leverage position, strong cash flows and capital resources to grow and reinvest in the business model Capital Stock Debt Acquisitions Expansion Expenditures Repurchases Reduction . Execute disciplined . Invest in internal . Focus on geographic . Return capital to . Use strong cash flow strategic acquisition growth and cost expansion shareholders through to reduce debt and program in core saving opportunities opportunities to share repurchases reload growth markets including product leverage our existing capacity extensions, relationships and infrastructure and expertise expansions Historical Capital Allocation 7% 5% 10% 8% 7% 19% 21% 13% 3% 25% 28% 15% 22% 19% 87% 92% 81% 79% 78% 82% 75% 71% 53% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Acquisitions Stock Buybacks CapEx 25

Organic and Strategic Growth Strong sales growth continues to be evident and reflects organic and strategic impact leading to more balanced and diverse end-markets Sales Growth Trends Revenue Mix Average annual organic growth of 15% 15% 12% 12% 11% 11% 12% 11% 13% 13% 16% 15% 14% 13% 12% 4% 19% 17% 14% 2% 17% 24% 1% 1% 3% 7% 13% 1% 12% 23% 28% 22% 73% 73% 68% 71% 72% 69% 61% 63% 7% 25% 20% 19% 11% 10% 10% 3% 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 Organic Acquisition RV Marine MH Industrial  Double digit organic and acquisition growth experienced over the last few years has led to strong top line growth  With strategic acquisitions into diverse end-markets, our 2018 sales composition was 63% RV and 37% non-RV 26

Acquisition Execution Demonstrated ability to source, acquire and integrate while increasingly executing on opportunities across diverse end-markets Acquisition Momentum Acquisition End-Market Mix ($ in millions) 5% $319MM Avg. 6% 5% 9% 6% 1% 5% 3% Revenues Acquired 8% 21% 21% 11% 28% $568 30% 7% 4% 29% 28% 27% $59MM Avg. Revenues Acquired $309 3% 93% 90% 91% 10% 80% 80% $233 70% $167 $126 48% 40% 41% $80 $42 $22 $26 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 RV MH Industrial Marine # of Companies: 2 3 4 3 7 4 8 13 13  Commitment to expanding product portfolio within our core markets has resulted in 42 strategic acquisitions of 57 companies from 2010 – 2018  Averaged ~$319MM in annualized acquired revenue in last 4 years 27

Geographic and Product Expansion We have executed on 8 geographic expansions over the last 4 years with expansion opportunities of $500MM market potential Targeted Product Lines: . Lamination . Solid Surface . Aluminum . Hardwood Products . FRP . Pressed Products . Fiberglass . Interior Doors . Paint . Plastics 1 . Shower Doors . Bath & Closet Systems IDAHO 2 CALIFORNIA 3 TEXAS 1 1 4 MISSOURI 6 2 4 5 MISSISSIPPI 8 INDIANA 5 7 6 3 7 GEORGIA 8 NORTH CAROLINA *2018 and 2019 executed expansions 28

Capital Expenditures We will continue to invest in our infrastructure to drive efficiency and capacity, and flex our capital spend when necessary to align with our demand levels Annual Capital Spending ($ in millions) $34.5 $25-$30 $22.5 $15.4 $8.7 $7.9 $8.0 $6.5 Maintenance capex $4.2 approximately $5MM $0.3 $1.4 $2.4 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F 2016 – 2018 Strategic Focus: . $72MM Investment . New Process / Automation . Increased Capacity . Increased Efficiencies 29

Consistent Sales & Earnings Growth ($ in millions except per share data) Sales Growth Earnings Growth 2014 – 2018 2014 – 2018 CAGR = 32% CAGR = 41% +38% $2,319 +42% $2,263 $4.93 $4.63 +34% +40% +43% $120 $1,636 +34% $3.48 $111 +33% +42% $2.43 54% $1,222 +29% +25% $1.81 $86 $1.27 +24% $920 32% $736 +38% $56 +28% $42 $31 2014 2015 2016 2017 2018 2019 LTM 2014 2015 2016 2017 2018 2019 LTM Net Income Diluted EPS Sales  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and line extensions, and market share gains  Net income and EPS continue steady growth driven by the following: . Leveraging of fixed costs . Tight management of controllable expenses . Realized cost synergies from acquisitions 30

Cash Flow Generation and Growth ($ in millions except per share data) Strong free cash flow generation provides flexibility across operational, financial and strategic objectives Cash Flows from Free Cash Flow Free Cash Flow per Share Operating Activities $6.81 $200 $166 $3.57 $97 $100 $3.14 $82 $77 $2.53 $67 $59 $1.62 $46 $39 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Free cash flow is calculated as operating cash flow less Free cash flow divided by weighted average diluted shares capital expenditures outstanding 31

Margin Expansion ($ in millions) Consistent growth and improvement in gross and operating margins 18.4% 17.1% 16.5% 16.6% 16.1% 15.0% 15.3% $416 14.4% 10.7% $279 7.9% 7.6% 7.4% 7.5% 6.8% 7.0% 6.2% $202 $178 4.4% $152 $119 $122 2.3% $91 $91 $66 $70 $44 $51 $30 $6 $13 $27 $41 2010 2011 2012 2013 2014 2015 2016 2017 2018 Gross Profit Operating Profit Gross Margin Operating Margin 32

Leverage Capacity

We expect to continue to utilize and maintain a disciplined leverage position and our cash flows in alignment with our capital allocation strategy and financing covenants


Leverage Ratio
Total Consolidated Leverage (1)
5.0
4.0
3.0
2.0
1.0
0.0
$30MM of Acquisitions
$17MM of Acquisitions
$72MM of Acquisitions
$140MM of Acquisitions
$139MM of Acquisitions
$249MM of Acquisitions & $94MM Equity Offering
$338MM of Acquisitions & Convertible Debt Offering
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19
Target Leverage Range

(1) Leverage is the consolidated total indebtedness to consolidated adjusted EBITDA as defined by the 2018 Credit Agreement

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